SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K

                          Current Report Pursuant
                       to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)     November 6, 1998


                          CASE RECEIVABLES II INC.
             (Exact Name of Registrant as Specified in Charter)


        Delaware                       33-99298                76-0439709
(State or Other Jurisdiction         (Commission              (IRS Employer
     of Incorporation)                File Number)         Identification No.)


       233 Lake Avenue, Racine, Wisconsin                   53403
   (Address of Principal Executive Offices)               (Zip Code)


Registrant's telephone number, including area code     (414) 636-6011


                  233 Lake Avenue, Racine, Wisconsin 53403
       (Former Name or Former Address, if Changed Since Last Report)

         Item 5.  Other Events

         On November 6, 1998, the registrant made available to prospective investors a term sheet (the "Term Sheet") setting forth a description of the initial collateral pool and the proposed structure for the issuance of $628,875,000 aggregate principal amount of asset-backed notes by Case Equipment Receivables Trust 1998-C. The Term Sheet is attached hereto as
Exhibit 99.

         Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         Exhibit 99 Term Sheet dated November 6, 1998 of Case Equipment Receivables Trust 1998-C

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       CASE RECEIVABLES II INC.
                                         (Registrant)


Dated: November 10, 1998               By: /s/ Peter Hong
                                          --------------------
                                               Peter Hong
                                                Treasurer

                               Exhibit Index


Exhibit 99 Term Sheet dated November 6, 1998 of Case Equipment Receivables Trust 1998-C